UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 6, 2015
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 North Field Drive
Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders

Hospira, Inc. (“Hospira”) held its Annual Meeting of Shareholders on May 6, 2015. The following is a summary of the matters voted on at that meeting.

(1)                                 Election of Directors:  Irving W. Bailey, II, F. Michael Ball, Barbara L. Bowles, William G. Dempsey, Dennis M. Fenton, Roger W. Hale, Heino von Prondzynski, Jacque J. Sokolov, John C. Staley, and Mark F. Wheeler were elected to Hospira’s Board of Directors to hold office until the 2016 annual meeting.  The number of shares cast for and against, and the number of abstentions and broker non-votes, with respect to the persons elected were as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
Irving W. Bailey, II	141,657,661	903,119	345,240	9,721,895
F. Michael Ball	142,038,287	526,320	341,413	9,721,895
Barbara L. Bowles	129,256,687	13,326,796	322,537	9,721,895
William G. Dempsey	142,129,802	442,231	333,987	9,721,895
Dennis M. Fenton	133,179,711	9,387,528	338,781	9,721,895
Roger W. Hale	134,527,380	8,036,655	341,985	9,721,895
Heino von Prondzynski	134,653,401	7,916,268	336,351	9,721,895
Jacque J. Sokolov	133,974,587	8,592,536	338,897	9,721,895
John C. Staley	140,654,081	1,913,798	338,141	9,721,895
Mark F. Wheeler	142,240,092	334,305	331,623	9,721,895

(2)                                Advisory Vote on Executive Compensation:  The shareholder vote is advisory and non-binding.  The proposal to approve the compensation of Hospira’s named executive officers listed in the proxy statement for the 2015 annual meeting received less than a majority of the shareholders’ votes cast.  The number of shares cast in favor and against, and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
44,854,883	97,098,199	952,938	9,721,895

(3)                                 Ratification of Appointment of Auditors:  The shareholders ratified the appointment of Deloitte & Touche LLP as Hospira’s auditors for 2015.  The number of shares cast in favor and against, and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
151,525,517	771,296	331,102	—

(4)                                 Shareholder Proposal:  The shareholders rejected the shareholder proposal on right to act by written consent.  The number of shares cast in favor and against, and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
51,061,508	90,959,831	884,681	9,721,895

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Dated: May 12, 2015	/s/ ROYCE BEDWARD
	By:	Royce Bedward
	Its:	Senior Vice President, General Counsel and Secretary